UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2025

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7

Norwalk, Connecticut

06851

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 849-5216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, the shareholders of Xerox Holdings Corporation (the “Company”) approved an amendment (the “Plan Amendment”) to the Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “2025 Annual Meeting”). The Company’s shareholders approved the Plan Amendment in accordance with the voting results set forth below under Item 5.07. The Plan Amendment was previously adopted by the Company’s Board of Directors, subject to shareholder approval.

The Plan was originally approved by the Company’s shareholders on May 22, 2024, and the term of the Plan ends on May 22, 2034, or such earlier date as determined by the Compensation and Human Capital Committee of the Board of Directors. The Plan Amendment became effective on May 21, 2025, following approval by the Company’s shareholders. The Plan Amendment increases the number of shares of the Company’s common stock available for issuance under the Plan by 6,682,000 shares and removes references to incentive stock options (which are not intended to be available for grant under the Plan).

The above description of the Plan Amendment does not purport to be complete and is qualified in its entirety by the full text of the Plan Amendment, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Set forth below are the matters on which the Company’s shareholders voted at the 2025 Annual Meeting, along with final voting results, as reported by the Company’s independent inspector of election.

1.	Election of Directors. All nominees for director were elected.

Name	For	Against	Abstain	Non-Votes
Steven J. Bandrowczak	76,331,259	1,432,933	181,881	18,261,684
John G. Bruno	75,949,543	1,813,909	182,621	18,261,684
Tami A. Erwin	74,180,868	3,587,579	177,626	18,261,684
Priscilla Hung	74,057,358	3,663,309	225,406	18,261,684
Scott Letier	75,462,135	2,274,162	209,776	18,261,684
Nichelle Maynard-Elliott	74,977,287	2,761,056	207,730	18,261,684
Edward G. McLaughlin	75,160,046	2,573,936	212,091	18,261,684
John J. Roese	76,400,817	1,346,362	198,894	18,261,684
Amy Schwetz	75,409,699	2,341,916	194,458	18,261,684

2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non-Votes
92,154,808	3,752,114	300,835	0

3.

Approval, on an advisory basis, of the 2024 compensation of the Company’s Named Executive Officers (“NEOs”), as defined and disclosed in Company’s proxy statement in connection with the 2025 Annual Meeting. The 2024 compensation of the Company’s NEOs was approved, on an advisory basis.

For	Against	Abstain	Non-Votes
73,182,449	4,450,399	313,225	18,261,684

4.	Proposal to approve an Amendment to the Company’s 2024 Equity and Performance Incentive Plan. The First Amendment to the 2024 Equity and Performance Incentive Plan was approved.

For	Against	Abstain	Non-Votes
73,640,214	4,127,087	178,772	18,261,684

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	First Amendment to the Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan (Incorporated by reference to Annex A to Xerox Holdings Corporation’s Proxy Statement on Schedule 14A dated April 9, 2025. See SEC File Number 001-39013)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX HOLDINGS CORPORATION

	By:	/s/ Eric Risi
Eric Risi
Date: May 27, 2025		Assistant Secretary